UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 17, 2024

AWARE, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-21129	04-2911026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

76 Blanchard Road, Burlington, MA, 01803

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 687-0300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AWRE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRENGEMENTS OF CERTAIN OFFICERS.

The Aware, Inc. 2023 Equity and Incentive Plan (the “2023 Plan”) was approved by our stockholders at the Special Meeting (as defined below). The material terms of the 2023 Plan were described in our definitive proxy statement filed with the Securities and Exchange Commission on November 30, 2023, under the caption “Proposal No. 2: Approval of the Aware, Inc. 2023 Equity and Incentive Plan,” which description is incorporated herein by reference and is qualified in its entirety by the full text of the 2023 Plan. A copy of the 2023 Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On January 17, 2024, we held a Special Meeting of Stockholders (the “Special Meeting”). A total of 20,990,819 shares of our common stock were outstanding as of November 8, 2023, the record date for the Special Meeting.

At the Special Meeting, our stockholders voted (i) to approve a stock option exchange program for certain eligible employees, including executive officers, to exchange certain outstanding stock options for stock options with a lower exercise price and (ii) to approve the Aware, Inc. 2023 Equity and Incentive Plan, which will replace our 2001 Nonqualified Stock Plan. Set forth below are the matters acted upon at the Special Meeting and the final voting results on each matter as reported by our inspector of elections.

1. To approve a stock option exchange program for certain eligible employees, including executive officers, to exchange certain outstanding stock options for stock options with a lower exercise price.

For	Against	Abstain	Broker Non-Votes
10,214,546	5,583,466	3,951	0

2. To approve the Aware, Inc. 2023 Equity and Incentive Plan, which will replace the 2001 Nonqualified Stock Plan.

For	Against	Abstain	Broker Non-Votes
13,533,001	1,521,479	747,483	0

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Exhibit Description
10.1	Aware, Inc. 2023 Equity and Incentive Plan
10.2	Form of Incentive Stock Option Agreement Under the Aware, Inc. 2023 Equity and Incentive Plan
10.3	Form of Nonstatutory Stock Option Agreement Under the Aware, Inc. 2023 Equity and Incentive Plan
10.4	Form of Restricted Stock Unit Award Agreement Under the Aware, Inc. 2023 Equity and Incentive Plan
104	Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AWARE, INC.

Dated: January 18, 2024	By:	/s/ David K. Traverse
David K. Traverse
Principal Financial Officer